Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Adasina Social Justice All Cap Global ETF (JSTC)

Listed on NYSE Arca, Inc.

Supplement dated August 8, 2024

to the

Summary Prospectus and Prospectus

each dated December 15, 2023

Effective as the date of this supplement, the first paragraph of the section entitled “Principal Investment Strategies” on page 1 of the Summary Prospectus and page 1 of the Prospectus is hereby amended and restated in its entirety to read as follows:

“The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives by investing the Fund’s assets in a portfolio of global companies whose business practices are aligned with the social justice investment criteria (the “Social Justice Investment Criteria”) of Robasciotti & Associates, Inc., doing business as Adasina Social Capital (“Adasina” or the “Sub-Adviser”). Adasina works in partnership with social justice organizations to develop the Social Justice Investment Criteria that encompass racial, gender, economic, and climate justice, and which align with causes that advance social equity. The Fund is intended to provide an opportunity for investors to align their investments with social justice movements and in solidarity with social justice movements to have large-scale, systemic impact. Adasina believes that the Fund’s investment strategy and its application of the Social Justice Investment Criteria represent a more comprehensive standard than traditional environmental, social, and governance (“ESG”) investment strategies.  Adasina seeks to invest the Fund’s assets to achieve returns similar to those of the Adasina Social Justice Index (the “Index”), a data-driven index that is owned and maintained by Adasina, administered by EQM Indexes LLC (“EQM”), a VettaFi Company, and calculated and published by an independent calculation agent. The Fund’s portfolio is expected to consist of all or a representative sample of the securities in the Index.”

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

Adasina Social Justice All Cap Global ETF (JSTC)

Listed on NYSE Arca, Inc.

Supplement dated August 8, 2024

to the

Statement of Additional Information (“SAI”)

dated December 15, 2023

Effective as of the date of this supplement:

●	the first three paragraphs of the section entitled “Proxy Voting Policies” on page 15 of the SAI are hereby amended and restated in their entirety to read as follows:

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In turn, the Adviser has delegated such responsibilities to the Sub-Adviser. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests as well as the Sub-Adviser’s Social Justice Investment Criteria, and in compliance with all applicable proxy voting rules and regulations. The Sub-Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund

The Sub-Adviser’s proxy voting policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Sub-Adviser. The proxy voting policies ensure that all issues brought to shareholders are analyzed in light of the Sub-Adviser’s fiduciary responsibilities.

●	the section entitled “The Adviser’s Proxy Voting Policies” on page 15 of the SAI is deleted in its entirety.

Please retain this Supplement with your SAI for future reference.